UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Blucora, inc.
(Name of Registrant as Specified in Its Charter)

ANCORA CATALYST INSTITUTIONAL, LP

ANCORA CATALYST, LP

ANCORA MERLIN INSTITUTIONAL, LP

ANCORA MERLIN, LP

ANCORA ALTERNATIVES LLC

ANCORA ADVISORS, LLC

ANCORA FAMILY WEALTH ADVISORS, LLC

THE ANCORA GROUP INC.

INVERNESS HOLDINGS LLC

ANCORA HOLDINGS INC.

FREDERICK D. DISANTO

CINDY SCHULZE FLYNN

ROBERT D. MACKINLAY

KIMBERLY SMITH SPACEK

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Ancora Catalyst Institutional, LP, together with the other participants named herein (collectively, “Ancora”), has filed a definitive proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2021 annual meeting of stockholders of Blucora, Inc., a Delaware corporation (the “Company”).

Item 1: On March 22, 2021, Ancora issued the following press release. The full text of the open letter to the Company’s stockholders referenced in the press release is attached hereto as Exhibit 99.1.

Ancora Releases Q&As With its Four Director Candidates Standing for Election at Blucora’s Upcoming Annual Meeting

Sends Letter to Fellow Stockholders Featuring Nominees’ Candid Responses to Key Questions

Urges Stockholders to Vote on the WHITE Proxy Card to Elect Ancora’s Four-Member Slate

CLEVELAND--(BUSINESS WIRE)--Ancora Holdings, Inc. (together with its affiliates, “Ancora”), which collectively with the other participants in its solicitation beneficially owns approximately 3.4% of the outstanding common stock of Blucora, Inc. (NASDAQ: BCOR) (“Blucora” or the “Company”), today sent a letter to stockholders that introduces the candid views of its four highly-qualified director candidates: Frederick D. DiSanto, Cindy Schulze Flynn, Robert D. MacKinlay and Kimberly Smith Spacek.

As a reminder, Ancora is seeking to elect Mr. DiSanto, Ms. Schulze Flynn, Mr. MacKinlay and Ms. Smith Spacek to Blucora’s ten-member Board of Directors at the Company’s Annual Meeting of Stockholders on April 21, 2021. Ancora urges Blucora’s stockholders and stakeholders to visit www.ABetterBlucora.com to obtain important information, including instructions for how to vote on the WHITE Proxy Card to elect our four-member slate. If you have already voted a blue proxy card from Blucora, a later-dated vote on the WHITE Proxy Card will revoke that vote.

***

About Ancora

Ancora Holdings, Inc. is an employee owned, Cleveland, Ohio based holding company which wholly owns four separate and distinct SEC Registered Investment Advisers and a broker dealer. Ancora Advisors LLC specializes in customized portfolio management for individual investors, high net worth investors, investment companies (mutual funds), and institutions such as pension/profit sharing plans, corporations, charitable & “Not-for Profit” organizations, and unions. Ancora Family Wealth Advisors, LLC is a leading, regional investment and wealth advisor managing assets on behalf families and high net-worth individuals. Ancora Alternatives LLC specializes in pooled investments (hedge funds/investment limited partnerships). Ancora Retirement Plan Advisors, Inc. specializes in providing non-discretionary investment guidance for small and midsize employer sponsored retirement plans. Inverness Securities, LLC is a FINRA registered Broker Dealer.

Contacts

For Investors:

Ancora Alternatives

James Chadwick

(216) 593-5048

jchadwick@ancora.net

Saratoga Proxy Consulting LLC
John Ferguson / Joe Mills, 212-257-1311

jferguson@saratogaproxy.com / jmills@saratogaproxy.com

For Media:

Profile
Greg Marose / Charlotte Kiaie, 347-343-2999
gmarose@profileadvisors.com / ckiaie@profileadvisors.com

Item 2: On March 22, 2021, the following materials were posted by Ancora to www.ABetterBlucora.com:

A BETTER BLUCORA

HOME CASE FOR CHANGE DIRECTOR CANDIDATES RESOURCES CONTACT HOW TO VOTE

Resources

Important Materials

Letter to Blucora Stockholders: Ancora Director Candidate Q&As | March 22, 2021

Ancora Issues Open Letter to Advisors Affiliated With Blucora's Avantax Business | March 17, 2021

Letter to Blucora Stockholders | March 10, 2021

Ancora Files Definitive Proxy Statement and Sends Letter to Blucora Stockholders | March 10, 2021

Ancora Nominates Four Highly-Qualified Candidates for Election to the Board of Blucora, Inc. | February 25, 2021

Ancora Sends Letter to Stockholders of Blucora, Inc. | February 25, 2021

Recent News Coverage

Rare Proxy Fight Erupts in Independent Firm Universe | *AdvisorHub* | March 19, 2021

Activist shareholder goes after Avantax parent Blucora in bid to shake up management | *Financial Planning* | March 17, 2021

Activist Investor Ancora Seeks Changes in Blucora Board | *Wealth Management* | March 17, 2021

Ancora Nominates Blucora Directors, Pushes for Tax Business Sale | *Bloomberg* | February 25, 2021

Ancora Nominates Directors at Wealth, Tax Adviser Blucora | *The Deal* | February 25, 2021

A BETTER BLUCORA

HOME CASE FOR CHANGE DIRECTOR CANDIDATES RESOURCES CONTACT HOW TO VOTE

Letter to Blucora Stockholders | March 10, 2021

Ancora Files Definitive Proxy Statement and Sends Letter to Blucora Stockholders | March 10, 2021

Ancora Nominates Four Highly-Qualified Candidates for Election to the Board of Blucora, Inc. | February 25, 2021

Ancora Sends Letter to Stockholders of Blucora, Inc. | February 25, 2021

Recent News Coverage

Rare Proxy Fight Erupts in Independent Firm Universe | *AdvisorHub* | March 19, 2021

Activist shareholder goes after Avantax parent Blucora in bid to shake up management | *Financial Planning* | March 17, 2021

Activist Investor Ancora Seeks Changes in Blucora Board | *Wealth Management* | March 17, 2021

Ancora Nominates Blucora Directors, Pushes for Tax Business Sale | *Bloomberg* | February 25, 2021

Ancora Nominates Directors at Wealth, Tax Adviser Blucora | *The Deal* | February 25, 2021

Ancora nominates 4 at Blucora | *Activist Insight* | February, 25 2021

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© 2021 A Better BLUCORA. All rights reserved. Privacy Policy. Terms of Use. Legal Disclaimer.

A BETTER BLUCORA
HOME CASE FOR CHANGE DIRECTOR CANDIDATES RESOURCES CONTACT HOW TO VOTE

How to Vote

VOTING INSTRUCTIONS FOR ANNUAL MEETING

I AM A BENEFICIAL SHAREHOLDER *(I hold my Blucora shares in "street name" with a bank or brokerage firm)*
As a beneficial holder you must instruct your broker to vote your shares!

LOCATE YOUR WHITE VOTING INSTRUCTION FORM

1. Please make certain to retrieve your **WHITE** voting instruction form from the package you received in the mail.

2. If you receive your material electronically then please check your email. *(If you do not see the email from your broker, be sure to check your junk folder)*

FIND YOUR CONTROL NUMBER

1. Your Control Number is located on your **WHITE** voting instruction form.

2. The WHITE voting instruction form provides easy instructions for three methods of voting:

A BETTER
BLUCORA

HOME CASE FOR CHANGE DIRECTOR CANDIDATES RESOURCES CONTACT HOW TO VOTE

VOTE ONLINE:

Access the URL listed on your proxy card and follow the simple instructions provided. Make sure to have your control number ready.

VOTE BY PHONE:

Call the number listed on your proxy card and follow the simple instructions provided. Make sure to have your control number ready.

VOTE BY MAIL:

Simply sign, date, and return the proxy card by mail in the pre-paid return envelope provided.

I AM A REGISTERED SHAREHOLDER *(I hold my Blucora shares directly on the books of its transfer agent)*

VOTE THE WHITE PROXY CARD

1. Please sign and date your WHITE proxy card.

A BETTER BLUCORA
HOME CASE FOR CHANGE DIRECTOR CANDIDATES RESOURCES CONTACT HOW TO VOTE

VOTE THE WHITE PROXY CARD

1. Please sign and date your WHITE proxy card.

2. Return in the pre-paid return envelope.

3. Never vote a Blue card from Blucora.

4. Call Saratoga if you don't hold with a broker or bank and want to vote!

Vote the WHITE card. Only your latest dated vote counts! PLEASE VOTE EACH AND EVERY WHITE CARD YOU RECEIVE DISCARD THE BLUE CARD!

If you have any questions or need assistance voting your shares, please contact:

Saratoga Proxy Consulting LLC

(888) 368-0379

or

(212) 257-1311

Email: Info@saratogaproxy.com

© 2021 A Better BLUCORA. All rights reserved. Privacy Policy. Terms of Use. Legal Disclaimer.

Item 3: On March 19, 2021, Advisor Hub published an article which featured an interview with Frederick D. DiSanto, Chairman and Chief Executive Officer of Ancora Holdings Inc. and director nominee for the Company’s Board of Directors, which was posted on Advisor Hub’s website and included the following quotes from Mr. DiSanto:

“There are no synergies between TaxAct and Avantax, and so the company’s trading at a deep discount,” said DiSanto, who has run Ancora since 2006 after managing Fifth Third Bank’s Investment Advisors Division.

He would use proceeds from selling TaxAct to pay down debt, repurchase shares and further invest in Blucora’s wealth management sector. “Avantax, longterm, is in a great industry that has great tailwinds as it relates to the transfer of wealth,” he said.

DiSanto denied the characterization, saying Ancora is primarily a “proprietary product shop” offering hedge funds and other alternative investments to clients with much higher net worths than Blucora serves. “Honestly, I had never run into them in my life,” he said.

“Are we a little frustrated and are we being a little aggressive here,” DiSanto said in the interview. “Yeah, because they’re not engaged.”

Source: Advisor Hub. Advisor Hub is not a party to and has not endorsed our proxy solicitation and has not consented to the use of this interview in our proxy solicitation.

Jake Martin for Advisor Hub.